UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2011

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.  Results of Operations and Financial Condition.

On October 25, 2011, Century Aluminum Company (the “Company”) issued an earnings release announcing its results of operations for the quarter ended September 30, 2011.  A copy of the Company’s earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company will hold a follow-up conference call on Tuesday, October 25, 2011, at 5:00 p.m. Eastern Time. The earnings call will be webcast live on the Company’s website, located at www.centuryaluminum.com.  Anyone interested in listening to the live webcast should plan to begin the registration process for the webcast at least 10 minutes before the live call is scheduled to begin.  A replay of the webcast will be archived and available for replay approximately two hours following the live call.

The press release attached as Exhibit 99.1 hereto and comments made by management on the follow-up conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause our actual results to differ materially from those expressed in our forward-looking statements, including, without limitation, declines in aluminum prices or increases in our operating costs; deterioration of global or local financial and economic conditions; increases in global aluminum inventories and the addition of additional global aluminum production capacity; additional delays in the completion of our Helguvik, Iceland smelter, including delays or other changes in our ability to secure a reliable power supply; and our ability to successfully manage and/or improve performance at each of our operating smelters.  Forward-looking statements in the attached press release include, without limitation, statements regarding future market and economic conditions, including the continuance of supply and cost trends in the aluminum market, our ability to successfully remedy production issues at our Hawesville facility and improve its production and shipment levels; and the ultimate outcome of our arbitration with one of the power suppliers to our Helguvik facility.  More information about the risks, uncertainties and assumptions affecting the Company can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 25, 2011, announcing the Company’s results of operations for the quarter ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	October 25, 2011	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated October 25, 2011, announcing the Company’s results of operations for the quarter ended September 30, 2011.